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                     SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                STAR BUFFET, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Delaware                                          84-1430786
       -----------------------                               -------------------
       (State of Incorporation                                  (IRS Employer
          or Organization)                                   Identification No.)


          440 Lawndale Drive
         Salt Lake City, Utah                                    84115-2917
----------------------------------------                     -------------------
(Address of Principal Executive Offices)                         (Zip Code)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each class                           Name of each exchange on which
   to be so registered                           each class is to be registered
   -------------------                           ------------------------------
         None                                            Not applicable


Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
                         ------------------------------
                                (Title of Class)



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

         Incorporated by reference to "Description of Capital Stock" contained in the Preliminary Prospectus, dated September 9, 1997, included as part of the Registrant's Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-32249).

Item 2.  Exhibits

Exhibit Description                                       Exhibit Number
-------------------                                       --------------
Certificate of Incorporation of the Registrant                  3.1*

Bylaws of the Registrant                                        3.2*

Form of Common Stock Certificate                                4.1

------------------------

* Incorporated by reference to the corresponding exhibit to the Registrant's Registration Statement on Form S-1 (File No. 333-32249) filed with the Securities and Exchange Commission on July 28, 1997, as amended by Amendment No. 1 filed on September 9, 1997.


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                                    SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                               STAR BUFFET, INC.


                                               By: /s/ Theodore Abajian
                                                   -----------------------------
                                                       Theodore Abajian
                                                   -----------------------------
                                                            (Name)

                                                      Chief Financial Officer
                                                   -----------------------------
                                                             (Title)



                                               Dated: September 17, 1997


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